Other Financial Items (Details) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2018	Sep. 30, 2017
Derivative Instruments, Gain (Loss) [Line Items]
Foreign exchange loss on operations	$ (973)	$ 0
Amortization of debt guarantee	539	1,234
Financing arrangement fees and other costs	(54)	(283)
Others	(213)	(1,590)
Other financial items, net	4,621	(4,075)
Interest Rate Swap
Derivative Instruments, Gain (Loss) [Line Items]
Interest income (expense), net	$ 5,322	$ (3,436)